UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2009

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2009 Stifel Financial Corp. announced adjusted results for the three months and year ended December 31, 2008. A copy of the related press release is attached hereto as Exhibit 99.1.

The exhibit is "furnished" pursuant to Item 2.02 "Results of Operations and Financial Condition," is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by Stifel Financial Corp. under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

Items 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The following exhibit is "furnished" pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition," is not to be considered "filed" under the Securities Exchange Act of 1934, as amended, ("Exchange Act") and shall not be incorporated by reference into any filing by Stifel Financial Corp. under the Securities Act of 1933, as amended, ("Securities Act") or the Exchange Act.

Exhibit 99.1:  Stifel Financial Corp.'s press release dated February 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: February 27, 2009	By: /s/ James M. Zemlyak
Name: James M. Zemlyak
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Stifel Financial Corp.'s press release dated February 27, 2009.